Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer, Interim of AGY Holding Corp. (the “Company”), does hereby certify that, to the undersigned’s knowledge:

1) the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jay W. Ferguson
Jay W. Ferguson
Chief Financial Officer, Interim
(Principal Financial Officer)

Dated: April 1, 2013

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.